Acquisition and Disposition (Tables)	12 Months Ended
Dec. 31, 2011
Estimated Fair Value of CapTerra's Assets and Liabilities

The approximate estimated fair value of CapTerra’s assets and liabilities consisted of the following at the date of the Acquisition:

Fair Value of the Assets and Liabilities Acquired
Cash and cash equivalents	$5,009,000
Real estate held for sale	7,191,000
Miscellaneous assets and liabilities	(9,000)
Senior subordinated revolving notes, related party	(3,222,000)
Notes payable	(3,942,000)

Total	$5,027,000

Pro Forma Financial Results of Combined Company with Consolidated Subsidiaries

Pro forma financial results of the combined company with the consolidated subsidiaries as of December 31, 2010 is as follows:

For the Year Ended December 31, 2010

Pro forma revenue	$9,401,551
Pro forma net loss	(5,496,889)
Pro forma net loss per share – basic and diluted	(0.18)